PLEASE PRINT

REQUEST TO DEFER PAYMENT OF 1998
ANNUAL PERFORMANCE INCENTIVE


This Agreement is made this       day of December, 1997 by and between
                            -----
                       , Social Security Number
-----------------------                         -------------------
 ("Employee") and The Southland Corporation, a Texas corporation ("Southland"), 2711 North Haskell, Dallas, Texas 75204.

In consideration of the mutual promises set forth below, the parties hereto agree as follows:

1. Employee is a participant in Southland's Annual Performance
Incentive plan pursuant to which Employee may earn an Annual
Performance Incentive in 1998.

2. Employee hereby requests that Southland not pay Employee any 1998 Annual Performance Incentive earned by Employee until February 1999, pursuant to Corporate Policy 02-29, 5.4.2.1, or such other Corporate Policy as may be adopted to supersede such policy.

3. Nothing contained herein shall be construed as a guarantee that any Annual Performance Incentive will be earned or paid to Employee, except if such Annual Performance Incentive is earned by Employee pursuant to all the terms and conditions of the applicable Southland 1998 Annual Performance Incentive Plan.

4. Nothing contained herein shall be construed as conferring upon Employee the right to continue as an Employee of Southland.

                              Employee
                                        ----------------------
                                        (signature)
                              Location
                                       -----------------------

                              THE SOUTHLAND CORPORATION
                              BY:
                                   ---------------------------
                                   Vice President


PLEASE RETURN TO COMPENSATION AND BENEFITS, LOCATION #0224
BY DECEMBER 31, 1997


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